EXHIBIT 3.1

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                                            ARTICLES OF INCORPORATION


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[State of       DEAN HELLER                                                           Entity # E077582005-1
 Nevada         Secretary of State                              Articles of           Document Number 20050554436-14
 Seal)          202 North Carson Street                       Incorporation           Date filed: 11/16/2005  11:49:43 AM
                Carson City, Nevada 897014-4299                                       In the office of
                (775) 684 5708                             (PURSUANT TO NRS 78)       /s/ Dean Heller
                Website: secretaryofstate.biz                                         Dean Heller
                                                                                      Secretary of State
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             Important: Read attached instructions before completing form.




1. Name of
   Corporation:             SEA 2 SKY CORPORATION
                           =================================================================================

2. Resident Agent           CSC SERVICES OF NEVADA, INC.
   Name and Street         ---------------------------------------------------------------------------------
   Address:                 Name
                            502 E JOHN ST.                        CARSON CITY       NEVADA       89706
                           -------------------------------------------------------,             ------------
                            Street Address                          City                        Zip Code

                           -------------------------------------------------------,------------ ------------
                            Optional Mailing Address                City             State      Zip Code
                           =================================================================================
3. Shares:
   (number of shares
    corporation             Number of shares                                       Number of shares
    authorized to issue)    with par value:  75000000   par value: $ 0.001        without par value:
                                            -------------            ------                          ------
                           =================================================================================

4. Names, &                1. IRENE GETTY
   Addresses,              ---------------------------------------------------------------------------------
   Of Board of             Name
   Directors/Trustees:     #11, 16318-82 AVENUE                  SURREY                BC          V3S 8K2
                           -------------------------------------------------------,------------ ------------
                            Street Address                        City                State        Zip Code
                           2.
                           ---------------------------------------------------------------------------------
                           Name

                           -------------------------------------------------------,------------ ------------
                            Street Address                        City                State        Zip Code
                           3.
                           ---------------------------------------------------------------------------------
                           Name

                           -------------------------------------------------------,------------ ------------
                            Street Address                        City                State        Zip Code
                           =================================================================================

5. Purpose:                The purpose of this Corporation shall be:
                           =================================================================================

6. Names, Address          CSC SERVICES OF NEVADA, INC.                        /s/ Norma Hull
   and Signature of        -------------------------------------------       -------------------------------
   Incorporator:           Name                                                Signature
                           502 EAST JOHN STREET,             CARSON CITY               NV          89706
                           -------------------------------------------------------,------------ ------------
                            Address                               City                State        Zip Code
                           =================================================================================

7. Certificate of          I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of          By: /s/ Norma Hull                                          11/16/05
   Resident Agent:         ---------------------------------------------------------   -----------------
                           Authorized Signature of R.A. or On Behalf of R.A. Company    Date
                           =================================================================================
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